UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2022

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices, including zip code)
(408) 830-9742
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) approved an increase in the base annual base salary for executive officers of the Company effective as of July 1, 2022, as follows:

Name	Title	Current Annual Base Salary	New Annual Base Salary
Mike Chang	Chief Executive Officer	$467,352	$490,000
Stephen Chang	President	$351,000	$440,000
Yifan Liang	Chief Financial Officer and Corporate Secretary	$351,000	$370,000
Bing Xue	Executive Vice President of Worldwide Sales and Business Development	$327,000	$350,000
Wenjun Li	Chief Operating Officer	$325,000	$342,000

Also on February 24, 2022, the Committee approved an incentive cash bonus plan (the “Plan”) for the calendar year 2022, pursuant to which each eligible executive officer of the Company will receive an incentive award based on the level of attainment of specified Company performance goals. The aggregate amount of the award will be determined based on the level of attainment of a range of non-GAAP earnings per share and revenue for the year. A specified minimum amount of each of the non-GAAP earnings per share and revenue goals must be achieved before payment of an award under the Plan. The actual aggregate amount of the award earned by an executive officer for the calendar year will range from $0 to the maximum amount established for that officer depending on the level of attainment of the performance goals. Assuming the minimum performance goals as described above have been achieved, the minimum, target and maximum bonus payable to each executive officer of the Company (as a percentage of base salary) are as follows:

Name	Title	Minimum Bonus	Target Bonus	Maximum Bonus
Mike Chang	Chief Executive Officer	20%	100%	220%
Stephen Chang	President	16%	80%	176%
Yifan Liang	Chief Financial Officer and Corporate Secretary	14%	70%	143%
Bing Xue	Executive Vice President of Worldwide Sales and Business Development	14%	70%	143%
Wenjun Li	Chief Operating Officer	14%	70%	143%

Any earned bonus will be paid by March 17, 2023 in cash, common shares of the Company or a combination thereof as determined by the Committee subject to the executive officer’s continued service through the payment date.

The description of the Plan above is only a summary and qualified in its entirety by the Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2022 to be filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 28, 2022

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary